UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.              )

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CLEAN ENERGY FUELS CORP.
(Name of Registrant as Specified in its Charter)
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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 15, 2020. CLEAN ENERGY FUELS CORP. www.virtualshareholdermeeting.com/CLNE2020. CLEAN ENERGY FUELS CORP. 4675 MACARTHUR COURT, SUITE 800 NEWPORT BEACH, CA 92660 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E98152-P36709 See the reverse side of this notice to obtain Meeting Information Meeting Type: Annual Meeting For holders as of: March 25, 2020 Date: May 15, 2020 Time: 9:00 AM PDT Location: Live via the Internet at The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/CLNE2020 and be sure to have the information that is printed in the box marked by the arrow  XXXX XXXX XXXX XXXX (located on the following page).

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the 3) BY E-MAIL*: sendmaterial@proxyvote.com by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the proxy materials, which will include a proxy card. E98153-P36709 Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow During The Meeting: Go to www.virtualshareholdermeeting.com/CLNE2020. Have the information that is printed in the box marked Vote By Phone: You can vote by telephone by requesting a paper copy of the proxy materials, which will include a proxy card that will provide instructions on how to vote these shares by proxy via telephone. Proxy Materials Available to VIEW or RECEIVE: NOTICE, PROXY STATEMENT AND ANNUAL REPORT How to View Online: following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 3, 2020 to facilitate timely delivery.

The Board of Directors recommends you vote FOR ALL of the director nominees in Proposal 1. 1.Election of directors Nominees: 01) 02) 03) 04) 05) Lizabeth Ardisana Philippe Charleux John S. Herrington Andrew J. Littlefair James C. Miller III 06) 07) 08) 09) Philippe Montantême Stephen A. Scully Kenneth M. Socha Vincent C. Taormina The Board of Directors recommends you vote FOR Proposals 2, 3 and 4. 2. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020. 3. Approval, on an advisory, non-binding basis, of our executive compensation. 4. To approve an amendment to our 2016 Performance Incentive Plan ("2016 Plan") to increase the aggregate number of shares available under the 2016 Plan. NOTE: To transact any other business that may properly come before the meeting or any adjournment or postponement of the meeting. E98154-P36709 Voting Items

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